Dear Fellow Shareholders:
Over the past year, the stock market in the U.S. has been influenced by the actions of the Federal Reserve. With the economy showing amazing strength and signs of inflation appearing, the Fed raised short-term interest rates six times in the past year. The rising interest rate environment, especially in the last six months, has led to difficult market conditions. Technology, biotech and utility stocks have dominated the performance of the broader market over the last year, even though technology stocks have experienced a significant correction of late. Retail, financial and transportation sectors, due to rising interest rates and the prospects of a slower economy, have been the weakest performing sectors.
The Morgan Keegan Southern Capital Fund returned -0.85% for the last year (the Funds fiscal year) and -3.86% for the past six months. The performance of the Fund mirrored that of the region and trailed the popular market indices. The technology and energy sectors were among the Funds strongest while financial and retail were the weakest. The communications sector, however, was the Funds most disappointing. WorldCom, the Funds largest position, was denied permission by the U.S. justice department to merge with Sprint and, as a result, significantly underperformed the rest of its sector. We continue to believe in the long-term prospects of WorldCom as it is one of the fastest growing communications companies in the world.
We are optimistic about the market going forward. It appears the Federal Reserve is nearly finished raising interest rates. The economy is showing signs of slowing and appears to be headed towards a soft landing. Inflation, while higher than in recent years, is in check despite the fact that oil prices have soared. Corporate earnings continue to be very strong, providing a healthy backdrop for the market. We expect financial and technology sectors to lead the next market rally. Financial stocks, which have dramatically underperformed the market, should rebound as the Fed ends a series of rate hikes and signals a new interest rate cycle. Technology stocks, largely responsible for the market rally the last few years, should rebound from their recent correction as they continue to constitute the engine that powers our economy.
The Southern Capital Fund has generated admirable returns since inception even though stock performance in our region has recently been challenging. The broader market has been dominated by the performance of technology and other so-called new economy stocks which are not as prevalent in our region. At this time, our Board of Directors proposes to expand the investment opportunities of the Fund by lifting its Southern limitations.
We feel this will add more diversity and flexibility to the Fund. These changes will broaden the investment opportunities of the Fund and still allow us to participate in the opportunities of our region.
Carefully read the enclosed proxy information regarding lifting the Southern limitations from the Fund and joining the Morgan Keegan Select
Fund Family. As we enter a new millenium, we feel the timing of the proposed changes is appropriate and will enhance the future of the Fund.
We appreciate your support at this exciting time.

/s/Allen Morgan             /s/E. Elkan Scheidt
Allen Morgan, Jr.           E. Elkan Scheidt
President and Director      Portfolio Manager
July 22, 2000
Below are the performance comparisons of the Southern Capital
Fund and other selected indices.


                       Six months      Twelve months
                       ended 6/30/00   ended 6/30/00
Southern Capital Fund*     -3.86%       -0.85%
Dow Jones Industrials      -8.44%       -3.31%
S&P 500 Index              -0.42%        7.24%

[FN]
*Fund results in this report were computed without a sales charge unless otherwise indicated. Load-adjusted return for the six months ended 6/30/00 was -6.75% and for the fiscal year was -3.82%. Past performance is not indicative of future results. Share price and return will vary, so you may have a gain or loss of principal when you sell your shares.

*Stocks mentioned in this report may or may not be currently owned by the Fund.

Morgan Keegan
Southern Capital Fund, Inc.
June 30, 2000

BEVERAGES3.3%
Anheuser-Busch Companies, Inc.                 14,000              $1,045,625
The Coca-Cola Company                          21,500               1,234,906
CONSTRUCTION4.6%
*The Shaw Group                                 68,000             1,3,204,500
DATA PROCESSING9.9%
*Acxiom Corporation                             40,000               1,090,000
*Concord EFS, Inc.                             160,100               4,162,600
Electronic Data Systems Corporation            24,500               1,010,625
*NOVA Corporation                               23,000                 642,563
ENERGY/ENERGY RELATED10.9%
Exxon Mobil Corporation                        19,942               1,565,447
*Gulf Island Fabrication, Inc.                  67,500               1,147,500
Noble Affiliates, Inc.                         20,000                 745,000
*Noble Drilling Corporation                     15,000                 617,813
*Patterson Energy                              100,000               2,850,000
Santa Fe International                         18,000                 628,875
FINANCIAL SERVICES4.0%
Bank of America Corporation                    18,000                 774,000
  Coastal Bancorp, Inc.                         45,000                 646,875
Compass Bancshares, Inc.                       24,471                 417,536
First Federal Bancshares (Arkansas)            25,000                 368,750
First Tennessee National Corporation           33,000                 546,563
HEALTH CARE/PHARMACEUTICAL8.7%
*Health Management Associates                  100,000               1,306,250
Merck & Co., Inc.                              16,000               1,226,000
*Orthodontic Centers of America, Inc.           60,000               1,357,500
*Renal Care Group, Inc.                         87,000               2,127,420
INDUSTRIAL EQUIPMENT2.2%
General Electric Company                        21,000               1,113,000
*NS Group, Inc.                                 20,000                 418,750
NEWSPAPER / BROADCASTING1.5%
Gannett Co., Inc.                               17,000               1,016,813
PAPER PRODUCTS2.4%
*Buckeye Technologies, Inc.                     75,000               1,645,313
REAL ESTATE INVESTMENT TRUSTS0.6%
RFS Hotel Investors, Inc.                       35,000                 411,250
RESTAURANT1.8%
*OCharleys Inc.                               90,000               1,226,250
RETAIL8.0%
*AutoZone, Inc.                                 44,900                 987,800
Dollar General Corporation                      80,801               1,575,620
The Home Depot, Inc.                           60,000               2,996,250
TECHNOLOGY23.9%
*America Online, Inc.                           17,000                 896,750
*Cree, Inc.                                     26,500               3,537,750
*Finisar Corporation                            20,000                 523,750
*Microsoft Corporation                          25,500               2,040,000
*Qlogic Corporation                             20,500               1,354,281
*RF Micro Devices, Inc.                         19,500               1,708,688
*SCI Systems, Inc.                              94,200               3,691,463
  Texas Instruments Incorporated                41,000               2,816,188
TELECOMMUNICATIONS15.4%
*BellSouth Corporation                          24,000               1,023,000
*CommScope, Inc.                                42,000               1,722,000
*Dycom Industries, Inc.                         46,125               2,121,750
*SBC Communications Inc.                        24,000               1,038,000
*WorldCom, Inc.                                104,597               4,798,387
TRANSPORTATION2.6%
*EGL, Inc.                                      60,000               1,845,000
  Total Equity Securities
      (Cost $39,378,453)                                           $69,224,398

[FN]
*Non-Income Producing

STATE STREET BANK & TRUST COMPANY:
*Dated June 30, 2000, 3.00%, to be
repurchased at $615,153 on                                          $0615,000)
July 3, 2000 (Euro Deposit)



Total Investments (cost $39,993,453)            100.7%)            $69,839,398)
Other assets and liabilities, (net)                (.7)%            ((452,460))
Net Assets                                      100.0%)            $69,386,938)

Assets:
Investments, at value
Equity securities                                      $69,224,398
Repurchase agreements                                      615,000
Total investments (Cost $39,993,453)                   69,839,398
Cash                                                          2,733
Receivable for securities sold                              211,503
Receivable for fund shares sold                                 242
Dividends and interest receivable                            25,484
Other assets                                                16,113
TOTAL ASSETS                                              70,095,473

Liabilities:
  Payable for fund shares redeemed                           327,006
Accrued expenses                                            107,472
Due to affiliates                                           274,057
TOTAL LIABILITIES                                            708,535
Net Assets                                               $69,386,938

NET ASSETS consist of:
Accumulated net realized gains on investments             4,387,120
Net unrealized appreciation of investments                29,845,945
Par value                                                      2,583
Additional paid-in capital                                35,151,290
Net Assets                                               $69,386,938
NET ASSET VALUE and Redemption Price Per Share
($69,386,938 divided by 2,582,794
 Shares of Common Stock Outstanding)                          $26.87
Offering Price (based upon 3% commission)                    $27.70

[FN]
See accompanying notes to audited financial statements.


Investment Income:
   Dividends                                       $ 00784,343
   Interest                                             49,509
                                                         833,852
Expenses:
   Investment advisory fee                             823,851
   Service fee                                         205,963
   Distribution fee                                    205,963
   Legal                                                46,400
   Audit                                                15,700
   Accounting and transfer agent fees                   90,000
   Custodian costs                                      15,700
   Registration fees                                    24,049
   Directors fees                                       12,000
   Other                                                 6,600
                                                       1,446,226
Net Investment Loss                                     (612,374)
Realized and unrealized gains (losses) on investments:
Realized gain from securities transactions, net:
Proceeds from sales                $40,080,061
Cost of securities sold            $34,959,134
Net realized gain on investment transactions           5,120,927
Change in unrealized appreciation for the period      (5,367,219)
Net loss on investments                                 (246,292)
Decrease in net assets resulting from operations        $(858,666)

[FN]
See accompanying notes to audited financial statements.


                                           2000                   1999

Increase (decrease) in net assets from operations
 Net investment loss                     $00(612,374)            $00(596,208)
 Net realized gain (loss)
   on investment transactions               5,120,927                  (48,165)
 Change in unrealized appreciation        (5,367,219)               5,017,540
 Increase (decrease) in net assets
   resulting from operations                 (858,666)               4,373,167
Capital share transactions, net           (25,648,197)               5,900,039
Distributions to shareholders from:
 Net realized gain on investments                                 (2,479,628)
 Return of capital                                                  (106,784)
                                                                   (2,586,412)
Total increase (decrease) in net assets   (26,506,863)               7,686,794
Net Assets:
 Beginning of period                      95,893,801               88,207,007
 End of period                           $69,386,938              $95,893,801

[FN]
See accompanying notes to audited financial statements.

NOTE 1: SIGNIFICANT ACCOUNTING POLICIES
Organization:
            The Fund commenced operations on September 22, 1986 and is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The Fund invests primarily in equity securities in Southern based companies that offer the opportunity for capital appreciation.

Security Valuation:
Investments in securities traded on national securities exchanges are stated at the last reported sales price on the day of valuation. Securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are stated at the last quoted bid price. Short-term securities are valued at amortized cost or original cost plus accrued interest, both of which approximate market.

Federal Income Taxes:
The Funds policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all its taxable income to its shareholders. Therefore, no federal income tax provision is required.

Realized Gains and Losses on Securities:
The Fund determines the gain or loss realized on sales of securities by comparing the identified cost of the security lot sold with the net sales proceeds.

Other Policies:
The Fund follows industry practice and records security transactions on the trade date. Dividend income and distributions to shareholders are recognized on the ex-dividend date and interest is recognized on an accrual basis.
Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for post-October 31 losses and wash sale transactions.
On the statement of assets and liabilities, as a result of permanent book to tax differences, undistributed net investment income has been increased $612,374 resulting in a reclassification to additional paid-in capital and accumulated net realized gains.

Repurchase Agreements:
It is the Funds policy for securities purchased under agreements to resell to have market value equal to or greater than the Funds purchase price and to have such securities taken into possession by the Funds custodian.

Use of Estimates:
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the period. Actual results could differ from those estimates.

NOTE 2: CAPITAL SHARE TRANSACTIONS
At June 30, 2000, there were 100 million shares of .001 par value capital shares authorized, and paid-in capital aggregated $35,153,873.

Transactions in capital shares were as follows:

                                    2000                    1999
                             Shares      Amount       Shares     Amount

Shares sold                 ,103,111    $2,727,676   ,716,481)  $18,341,166)
Shares reinvested                             ,     106,506)    2,573,186)
Shares redeemed           (1,059,300)  (28,375,873)  (604,584)  (15,014,313)
Net increase
(decrease)                 (956,189)   (25,648,197) ) 218,403) $. 5,900,039)

NOTE 3: INVESTMENT TRANSACTIONS
Purchases of investment securities (excluding short-term investments and other investments that are usually held until maturity) aggregated $16,307,487 in 2000.
At June 30, 2000, the accumulated unrealized appreciation of securities with gains was $31,509,099 and the accumulated unrealized depreciation of securities with losses was $1,663,154 . The tax basis of the Funds securities is $40,068,511.

NOTE 4: INVESTMENT ADVISORY FEES AND OTHER
TRANSACTIONS WITH AFFILIATES
The Fund pays advisory fees for investment management and advisory services to Morgan Asset Management, Inc. (Advisor) under a management and investment advisory agreement (Agreement) that provides for fees to be computed at an annual rate of 1% of the Funds average daily net assets up to $100 million and
 .75% of the Funds average daily net assets over $100 million. The Advisor has agreed to reimburse expenses exclusive of taxes, interest on borrowings, brokerage commissions, distribution fees, and extraordinary expenses to the extent that they exceed 1.5% of the Funds average daily net assets for any full fiscal year.
Morgan Keegan & Co., Inc. acts as a distributor of the Funds shares pursuant to an agreement, Distribution Agreement. To compensate Morgan Keegan &
Company, Inc. for acting as distributor and for its expenses incurred under the Distribution Agreement, the Fund has adopted a Plan of Distribution pursuant to Rule 12b-1 (the plan) under the Investment Company Act of 1940. Under the
Plan, the Fund pays Morgan Keegan & Company, Inc. a distribution fee and a service fee, which each are accrued daily and paid quarterly, of one-quarter of one percent (.25%) on an annualized basis of the Funds average daily net assets. Amounts due to and from the Advisor and Morgan Keegan & Company, Inc. are presented net as Due to Affiliates. The Fund also pays Morgan Keegan & Company, Inc. for all fund accounting services and transfer agent services which amount to $90,000, annually. Commissions of $6,520 were paid to Morgan Keegan & Company, Inc. for execution of portfolio transactions.
Morgan Keegan & Co., Inc. also charges a three percent commission on all sales of the Funds shares except (1) reinvestment of dividends and capital gains; (2) sales to Morgan Keegan employees, Fund directors, and their immediate families; and (3) sales of more than $1,000,000 (on which a one percent commission is charged). Sales commissions retained by Morgan Keegan & Company, Inc. from the proceeds of capital share transactions were approximately $36,694 for the year ended June 30, 2000.
Certain officers and directors of the Fund are also officers and directors of the Advisor and distributor.

                      Year Ended  Year Ended  Year Ended  Year Ended  Year Ended
                      06/30/00    06/30/99    06/30/98    06/30/97    06/30/96

Net Asset Value,
 beginning of period    $27.10      $26.56      $21.64      $18.06      $14.34
Income from Investment Operations
Net Investment Loss    (0.20)      (0.17)      (0.16)      (0.11)      (0.07)
Net Gain (Loss)
 on Securities          (0.03)       1.46        5.57        4.64        4.08
Total from
Investment Operations    (0.23)       1.29        5.41        4.53        4.01
Less Distributions
Dividends
(from net investment
 income)                                                             (0.03)
Distribution
(from realized gains)               (0.72)      (0.49)      (0.87)      (0.26)
Distribution
(return of capital)                 (0.03)                 (0.08)
Net Asset Value,
 end of period          $26.87      $27.10      $26.56      $21.64      $18.06
Total Return*          (0.85%)      5.20%p)    25.32%p)    26.32%)p   28.30%p)
Ratios/Supplemental Data
Net Assets,
 end of period      69,386,938  95,893,801  88,207,007  53,925,763  37,505,196
Expenses to
Average Net Assets**     1.76%     1.74%)p)     1.79%)p)    1.99%)p)     2.00%
Net Investment
Loss to Average
Net Assets              (0.74%)     (0.68%)p)   (0.66%)p)  (0.56%)p)    (0.49%)p
Portfolio Turnover
 Rate                      20%        15%)p)       28%)p)     30%)p)        69%

</TABALE>

**Total return does not include front end sales load.
**2.2% before excess reimbursement and fee waiver from Advisor in 1996. See accompanying notes to audited financial statements.



We have audited the accompanying statement of assets and liabilities of Morgan
Keegan Southern Capital Fund, Inc.,
including the schedule of investments, as of June 30, 2000, and the related statement of operations for the year ended June 30, 2000 and the statements of changes in net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2000, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the over all financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Morgan Keegan Southern Capital Fund, Inc.
as of June 30, 2000, the results of its operations for the year ended June 30, 2000 and changes in its net assets for each of the years in the two-year period then ended, and financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

                                     /s/ KPMG
Memphis, Tennessee
July 29, 2000


ALABAMA
Birmingham
(205) 879-0016
Decatur
(256) 350-1925
Fairhope
(334) 928-0555
Huntsville
(256) 539-6739
Mobile
(334) 316-3100
Montgomery
(334) 262-0100
ARKANSAS
Little Rock
(501) 666-1566
Rogers
(501) 936-7774
FLORIDA
Ft. Lauderdale
(954) 728-2800
Palm Beach
(561) 835-8141
Pensacola
(850) 434-2207
Sarasota
(941) 331-1100
GEORGIA
Alpharetta
(678) 566-2500
Athens
(706) 613-9915
Atlanta
(404) 240-6700
Augusta
(706) 821-2640
Columbus
(706) 257-7900
LaGrange
(706) 880-1300
KENTUCKY
Bowling Green
(270) 781-0430
Covington
(859) 291-9535
Lexington
(606) 253-9769
Louisville
(502) 589-7979
LOUISIANA
Baton Rouge
(225) 344-9020
Lafayette
(337) 232-0644
Mandeville
(504) 727-9923

New Orleans
(504) 529-1556
Shreveport
(318) 424-2000
MASSACHUSETTS
Boston
(617) 542-9515
MISSISSIPPI
Jackson
(601) 368-2200
NEW YORK
New York
(212) 319-0443
NORTH CAROLINA
Charlotte
(704) 442-4700
Durham
(919) 419-2500
Raleigh
(919) 781-8187
Wilmington
(910) 256-2406
TENNESSEE
Jackson
(901) 668-1010
Knoxville
(865) 521-6653
Memphis
Morgan Keegan Tower
(901) 524-4100
Memphis
Crescent Center
(901) 766-7700
Nashville
(615) 255-0600
TEXAS
Austin
(512) 329-6700
Dallas
(214) 365-5500
Houston
Post Oak Park
(713) 840-3600
Houston
Memorial City Plaza
(713) 647-5300
VIRGINIA
Richmond
(804) 225-1100



